UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): May 2, 2006 (May 1, 2006)

                        Commission file number: 000-16299

                                ----------------

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                     13-3054685
(State or other jurisdiction of             (IRS Employer Identification Number)
 Incorporation or Organization)

       700 Airport Blvd, Suite 300, Burlingame, CA            94010
        (Address of principal executive offices)            (Zip Code)

                                 (650) 931-0500
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 3.02  Unregistered Sales of Equity Securities.

     On May 1, 2006, the Company sold and issued an aggregate of 6,028,335 shares of common stock of the Company at $1.50 per share to accredited investors in a private placement. Gross proceeds from the private placement were $9,042,502.50. The Company paid $709,250.25 in cash commissions and will issue 300,894 shares of common stock of the Company to a placement agent in connection with the private placement. The proceeds of the private placement are being used for sales, product development, marketing and general working capital purposes. The sales of these securities were made in reliance upon Rule 506 and Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been and will not be registered under the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANTs software inc.

Date:    May 2, 2006               By:      /s/     Boyd Pearce
                                           ------------------------------------
                                           Boyd Pearce, Chief Executive Officer